LOOMIS SAYLES GLOBAL MARKETS FUND

LOOMIS SAYLES GROWTH FUND

LOOMIS SAYLES MID CAP GROWTH FUND

LOOMIS SAYLES RESEARCH FUND

LOOMIS SAYLES VALUE FUND

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Supplement dated February 6, 2009, to the Natixis Equity Funds Class A, B and C Prospectus and the Natixis Income Funds Class A, B and C Prospectus, each dated February 1, 2009, as may be revised and supplemented from time to time.

Effective immediately, the following text is added to the sub-section “Investing in the Funds” under the section “Fund Services” with respect to the Class A shares of each Fund:

If you were a Retail Class shareholder of a Fund as of the date such shares were redesignated Class A shares, you are eligible to purchase Class A shares without a sales charge, provided you have held fund shares in your existing account since that date.

Due to operational limitations at your financial intermediary, a sales charge may be assessed unless you inform the financial intermediary at the time you make any additional purchase that you were a Retail Class shareholder of the Fund and are eligible to purchase Class A shares without a sales charge. Notwithstanding the foregoing, former Retail Class shareholders may not be eligible to purchase shares at NAV through a financial intermediary if the nature of your relationship with, and/or the services you receive from, the financial intermediary changes. Please consult your financial representative for further details.